Balance Sheets (Parenthetical) (USD $)	Nov. 30, 2012	Nov. 30, 2011
Preferred Stock, Par Value Per Share	$ 0.001	$ 0.001
Preferred Stock, Shares Authorized	5,000,000	5,000,000
Preferred Stock, Shares Issued	0	0
Preferred Stock, Shares Outstanding	0	0
Common Stock, Par Value Per Share	$ 0.001	$ 0.001
Common Stock, Shares Authorized	50,000,000	50,000,000
Common Stock, Shares, Issued	31,472,433	26,828,050
Common Stock, Shares, Outstanding	31,472,433	26,828,050